Exhibit 10.29

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
WH INC. OF ILLINOIS
WITH AND INTO
WHITEHALL JEWELLERS, INC.
UNDER SECTION 253 OF THE GENERAL CORPORATION
LAW OF THE STATE OF DELAWARE

          WHITEHALL JEWELLERS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”),

          DOES HEREBY CERTIFY THAT:

          FIRST: The Corporation was incorporated pursuant to the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

          SECOND: The Corporation owns one hundred percent (100%) of the outstanding shares of common stock, par value $.01 per share, of WH Inc. of Illinois, a corporation organized and existing under the laws of the State of Illinois (“WHI”).

          THIRD: The Corporation, by the following resolutions of its Board of Directors duly adopted by the unanimous written consent of the members thereof and filed with the minutes of the Board pursuant to Section 141(f) of the DGCL, on January 26, 2007, determined to merge WHI with and into the Corporation (the “Merger”):

WHEREAS, the Corporation is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of common stock, par value $.01 per share, of WH Inc. of Illinois (“WHI”); and

          WHEREAS, the Corporation desires to merge WHI with and into itself pursuant to the provisions of Section 5/11.30 of the Business Corporation Act of 1983 of the State of Illinois, as amended (the “IBCA”), and Section 253 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

          NOW THEREFORE, BE IT RESOLVED, that effective upon the filing of (i) an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of the State of Delaware and (ii) appropriate Articles of Merger with the Secretary of State of the State of Illinois, or at such later time as specified in such Certificate of Ownership and Merger and Articles of Merger (the “Effective Time”), WHI shall be merged with and into the Corporation (the “Merger”), the separate existence of WHI shall cease, and the Corporation shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of WHI in accordance with the IBCA and the DGCL;

FURTHER RESOLVED, that the Merger shall have the effects set forth in the IBCA and the DGCL;

FURTHER RESOLVED, that the issued shares of WHI shall not be converted in any manner, but each said share which is issued as of the Effective Date of the Merger shall be surrendered and cancelled;

          FURTHER RESOLVED, that the preparation and execution of any filings related to the Merger required to be made with the Illinois and Delaware Secretaries of State and the consummation of the transactions contemplated thereby be, and hereby are approved;

          FURTHER RESOLVED, that at the Effective Time, the Certificate of Incorporation of the Corporation, as amended, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by applicable law and such Certificate of Incorporation;

          FURTHER RESOLVED, that at the Effective Time, the By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided by law, the Certificate of Incorporation of the Surviving Corporation or such By-laws;

          FURTHER RESOLVED, that the directors of the Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Certificate of Incorporation and By-laws;

          FURTHER RESOLVED, that the officers of the Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Certificate of Incorporation and By-laws; and

          FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed to do or cause to be done any and all acts and things, including the execution, acknowledgment, delivery, filing and recording, if applicable, of any and all papers and documents (including an agreement and plan of merger), which are necessary or desirable to carry out the purpose and intent of the foregoing resolutions.

          FOURTH: This Certificate of Ownership and Merger shall become effective on January 31, 2007 at 10:00 a.m. Central Standard Time in accordance with the provisions of Sections 103 and 253 of the DGCL.

* * * * *

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by EDWARD DAYOOB, its PRESIDENT/CEO, this 29th day of January, 2007.

WHITEHALL JEWELLERS, INC.

By:	/s/ Edward Dayoob

Name: EDWARD DAYOOB
Title: PRESIDENT AND CEO